UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 28, 2025 (April 24, 2025)

MATSON, INC.

(Exact Name of Registrant as Specified in its Charter)

Hawaii	001-34187	99-0032630
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1411 Sand Island Parkway
Honolulu, Hawaii	96819
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (808) 848-1211

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	MATX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 27, 2025, the Board of Directors of Matson, Inc. (the “Company”) unanimously approved the Matson, Inc. 2025 Incentive Compensation Plan (the “2025 Plan”), which provides for the issuance of 1,400,000 shares of the Company’s common shares, subject to shareholder approval. The Company’s shareholders approved the 2025 Plan at the 2025 Annual Meeting of Shareholders held on April 24, 2025 (the “2025 Annual Meeting”).

The foregoing description of the 2025 Plan is qualified in its entirety by reference to the actual terms of the 2025 Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07            Submission of Matters to a Vote of Security Holders.

At the 2025 Annual Meeting: (i) seven directors of the Company’s Board of Directors were elected, (ii) executive compensation was approved in an advisory vote, (iii) the 2025 Plan was approved, and (iv) the appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the year ending December 31, 2025 was ratified.

Each matter was described in detail in the Company’s Definitive Proxy Statement, filed with the Securities and Exchange Commission on March 10, 2025. The number of votes for, against or withheld, as well as the number of abstentions and broker non-votes, as to each matter voted upon at the 2025 Annual Meeting, were as follows:

Proposal 1: Election of Directors

Nominee	For	Withheld	Broker Non-Vote
Meredith J. Ching	26,661,216	103,640	2,376,628
Matthew J. Cox	26,309,833	455,023	2,376,628
Mark H. Fukunaga	26,578,019	186,837	2,376,628
Stanley M. Kuriyama	26,501,202	263,654	2,376,628
Constance H. Lau	26,152,220	612,636	2,376,628
Bradley D. Tilden	26,686,556	78,300	2,376,628
Jenai S. Wall	26,621,106	143,750	2,376,628

Proposal 2: Advisory Vote to Approve Executive Compensation

For	Against	Abstain	Broker Non-Vote
26,101,671	597,496	65,689	2,376,628

Proposal 3: Approval of the Matson, Inc. 2025 Incentive Compensation Plan

For	Against	Abstain	Broker Non-Vote
24,634,209	2,067,263	63,384	2,376,628

Proposal 4: Ratification of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Vote
28,642,635	454,390	44,459	–

Item 9.01            Financial Statements and Exhibits.

(a) - (c) Not applicable.

(d) Exhibits.

10.1	Matson, Inc. 2025 Incentive Compensation Plan

104	Cover Page Interactive Data File (formatted in Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATSON, INC.

/s/ Joel M. Wine
Joel M. Wine
Executive Vice President and Chief Financial Officer

Dated: April 28, 2025

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